SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
January 23, 2008 (January 23, 2008)
Dean Foods Company
(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2515 McKinney Avenue, Suite 1200
Dallas, TX 75201

(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (214) 303-3400
Not Applicable.

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On January 23, 2008, Dean Foods Company announced several changes to its executive management team. The press release containing these changes is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
Exhibit 99.1 Dean Foods Company press release dated January 23, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2008	DEAN FOODS COMPANY
	By:	/s/ Steven J. Kemps
Steven J. Kemps
Senior Vice President and General Counsel

Exhibit Index

Exhibit	Description
99.1	Dean Foods Company press release dated January 23, 2008.